State Street Institutional Investment Trust

(the “Trust”)

STATE STREET EQUITY 500 INDEX II PORTFOLIO	SSEYX
STATE STREET AGGREGATE BOND INDEX PORTFOLIO	SSAFX
STATE STREET GLOBAL ALL CAP EQUITY EX-U.S. INDEX PORTFOLIO	SSGVX
STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	SSMHX
STATE STREET ULTRA SHORT TERM BOND PORTFOLIO	SSTEX

(each a “Portfolio”)

SUPPLEMENT DATED DECEMBER 5, 2019 TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED APRIL 30, 2019, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately , the discussion regarding Real Estate Investment Trusts beginning on page 20 on the SAI, within the section entitled “ADDITIONAL INVESTMENTS AND RISKS” is deleted in its entirely and replaced with the following:

Real Estate Investment Trusts (“REITs”)

Each Portfolio may invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, a Portfolio may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Portfolio shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE